EXHIBIT 10.20(B)

                        THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]

TO: PETRODRILL SIX Ltd.                                            April 6, 1999

Re: Daewoo Heavy Industries Ltd.'s Hull Number 3016

1. We refer to our irrevocable guarantee No. M0902-804-LG-00057 (the "Refund Guarantee") in favour of yourselves, Petrodrill Six Limited, for the account of Daewoo Corporation and Daewoo Heavy Industries Ltd. (the "Builder") in connection with the shipbuilding contract dated 9th April, 1998 made by and between yourselves and the Builder for the construction and sale of one Dynamic Positioned Semi-Submersible Drilling Vessel having Builder's Hull No. 3016. Other terms and expressions employed herein shall bear the same meaning as in the Contract, a copy of which has been provided to us.

2. In consideration for your entering into a Main Contract Amendment Agreement dated 28th January, 1999 between yourselves and the Builder, we hereby agree that from the date of this letter the Refund Guarantee is amended as follows:

    2.1  The second paragraph shall read as follows:

         "Under the terms of the Contract you are to pay to the Builder a Contract Price, comprising the Construction Price and the Listed Items Price, for the Vessel as follows:

         (a)  The Construction Price in five installments as follows:

              (i)  First Instalment:

              Ten Percent (10%) of the Construction Price, being $8,500,000, shall be paid within three Banking Days of the Effective Date.

              (ii)  Second Instalment:

              Thirty percent (30%) of the Construction Price, being $25,500.00, shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that it is 6 months after the Effective Date of the contract has taken place.

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                        THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]
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              (iii)  Third Instalment:

              Twenty percent (20%) of the Construction Price, being $17,000,000, shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that Keel laying has taken place.

              (iv)  Fourth Instalment:

              Twenty percent (20%) of the Construction Price, being $17,000,000, shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that launching [float out] has taken place.

              (v)  Fifth Instalment:

              Twenty percent (20%) of the Construction Price, together with any increase or any decrease of the Construction Price arising from the provisions of Clauses 7 and 16 of the Contract, shall be paid upon Delivery.

         (b)  The Listed Items Price in ten instalments as follows:

              (i)  First Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 9th June 1998.

              (ii) Second Instalment:

              Fifteen percent (15%) of the Listed Items Price, being $7,650,000, shall be paid on or before 26th February 1999.

              (iii) Third Instalment:

              Five percent (5%) of the Listed Items Price, being $2,550,000, shall be paid on or before 30th March 1999.

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                        THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]
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              (iv) Fourth Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30th May 1999.

              (v) Fifth Instalment:

              Fifteen percent (15%) of the Listed Items Price, being $7,650,000, shall be paid on or before 30th July 1999.

              (vi) Sixth Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30th September 1999.

              (vii) Seventh Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30th November 1999.

              (viii) Eighth Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30th January 2000.

              (ix) Ninth Instalment:

              Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30th March 2000.

              (x) Tenth Instalment:

              Five percent (5%) of the Listed Items Price, being $2,550,000, together with (or minus) any excess (or shortfall) of the Listed Items Price over (or under) the provisional Listed Items Price, shall be paid on or before 30 May 2000.

    2.2 In the fourth paragraph, the sum of "US$108,800,000" is deleted and replaced by the sum of "US$119,000,000."

3. We confirm that, except as expressly amended herein, the Refund Guarantee remains in full force and effect.

4. The terms of this letter shall be governed by, and construed in accordance with, English law.

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                        THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]
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5.  Please sign and return the attached copy of this letter to signify your acceptance of the terms set out herein.


Yours very truly,

For and on behalf of
The Export-Import Bank of Korea

By:   /s/  JONG-BOK LEE                 By:  /s/  WON-YOUNG CHUN
      Jong-Bok Lee                           Won-Young Chun
      Assistant Manager &                    Senior Manager &
      Loan Officer                           Senior Loan Officer
      /Ship Export Credit Dept.              /Ship Export Credit Dept.

We hereby agree to the terms set out herein.

/s/  D LEACH
For and on behalf of Petrodrill Six Limited.